Vanguard High-Yield Corporate Fund
Summary Prospectus
 May 31, 2022
Investor Shares & Admiral™ Shares
Vanguard High-Yield Corporate Fund Investor Shares (VWEHX)
Vanguard High-Yield Corporate Fund Admiral Shares (VWEAX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated May 31, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide a high level of current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.22%	0.12%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.23%	0.13%

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$24	$74	$130	$293
Admiral Shares	$13	$42	$73	$166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc. (Moody’s); have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Fund’s advisor.
The Fund may not invest more than 20% of its assets in any of the following, in the aggregate: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower-range credit quality. The loans in which the Fund may invest will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Fund’s advisor. The Fund’s high-yield bonds and loans mostly have short- and intermediate-term maturities.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Credit risk, which is the chance that a bond or loan issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond or loan to decline. Credit risk should be high for the Fund because it invests primarily in junk bonds.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Such redemptions and subsequent reinvestments would also increase the Fund's portfolio turnover rate. Call risk should be high for the Fund because of the high percentage of callable bonds.
• Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk should be moderate to high for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Interest rate risk, which is the chance that bond or loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk should be low to moderate for the Fund.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Fund before you purchase shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a composite index, which have investment characteristics similar to those of the Fund. The High-Yield Corporate Composite Index is weighted 95% in the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index and 5% in the Bloomberg U.S. 1–5 Year Treasury Bond Index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard High-Yield Corporate Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2022, was -4.22%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.01%	June 30, 2020
Lowest	-10.61%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Vanguard High-Yield Corporate Fund Investor Shares
Return Before Taxes	3.68%	5.59%	6.05%
Return After Taxes on Distributions	1.95	3.42	3.70
Return After Taxes on Distributions and Sale of Fund Shares	2.16	3.32	3.62
Vanguard High-Yield Corporate Fund Admiral Shares
Return Before Taxes	3.78%	5.70%	6.16%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses, or taxes)	5.28%	6.30%	6.83%
High-Yield Corporate Composite Index (reflects no deduction for fees, expenses, or taxes)	4.35	6.14	6.41
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Michael L. Hong, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and the Bloomberg U.S. Corporate High Yield Bond Index and High-Yield Corporate Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

The High-Yield Corporate Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High-Yield Corporate Fund or any member of the public regarding the advisability of investing in securities generally or in the High-Yield Corporate Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate High Yield Bond Index and High-Yield Corporate Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the High-Yield Corporate Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High-Yield Corporate Fund into consideration in determining, composing or calculating the Bloomberg U.S. Corporate High Yield Bond Index and High-Yield Corporate Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High-Yield Corporate Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the High-Yield Corporate Fund customers, in connection with the administration, marketing or trading of the High-Yield Corporate Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CORPORATE HIGH YIELD BOND INDEX AND HIGH-YIELD CORPORATE COMPOSITE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH-YIELD CORPORATE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CORPORATE HIGH YIELD BOND INDEX AND HIGH-YIELD CORPORATE COMPOSITE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CORPORATE HIGH YIELD BOND INDEX AND HIGH-YIELD CORPORATE COMPOSITE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH-YIELD CORPORATE FUND OR BLOOMBERG U.S. CORPORATE HIGH YIELD BOND INDEX AND HIGH-YIELD CORPORATE COMPOSITE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard High-Yield Corporate Fund Investor Shares—Fund Number 29
Vanguard High-Yield Corporate Fund Admiral Shares—Fund Number 529
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 29 052022